INCOME TAXES	12 Months Ended
Dec. 29, 2024
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES:
The income tax provision differs from the amount computed by applying the combined Canadian federal and provincial tax rates to earnings before income taxes. The reasons for the difference and the related tax effects are as follows:

	2024	2023

Earnings before income taxes	$514,085	$564,183
Applicable statutory tax rate	26.5%	26.5%
Income taxes at applicable statutory rate	136,233	149,508

Increase (decrease) in income taxes resulting from:
Effect of different tax rates and additional income taxes in other jurisdictions	(110,434)	(141,387)
Global Minimum Tax ("GMT") top-up tax	33,000	—
Income tax and other adjustments related to prior taxation years	(1,279)	(2,824)
Impact of Barbados tax rate changes on the revaluation of deferred income tax assets and liabilities	10,904	—
Non-recognition of tax benefits related to tax losses and temporary differences	45,171	24,798
Effect of non-deductible expenses and other	(375)	508
Total income tax expense	$113,220	$30,603
Average effective tax rate	22.0%	5.4%

The Company’s applicable statutory tax rate is the Canadian combined rate applicable in the jurisdictions in which the Company operates.

The details of income tax expense are as follows:

	2024	2023

Current income taxes, includes a recovery of $602 (2023 - $2,848) relating to prior taxation years	$100,555	$20,456

Deferred income taxes:
Impact of Barbados tax rate changes on the revaluation of deferred income tax assets and liabilities	10,904	—
Origination and reversal of temporary differences	(42,708)	(14,645)
Non-recognition of tax benefits related to tax losses and temporary differences	45,146	24,768
Adjustments relating to prior taxation years	(677)	24
	12,665	10,147
Total income tax expense	$113,220	$30,603
18. INCOME TAXES (continued):
The increase in the income tax expense and effective tax rate for the year ended December 29, 2024, compared to last year, is mainly due to the implementation of Global Minimum Tax and related initiatives in Canada and Barbados, more specifically as follows:

–During the second quarter of fiscal 2024, the Government of Barbados increased the corporate tax rate applicable to the Company from a sliding scale of 5.5% to 1% to a flat rate of 9%, effective January 1, 2024. For the year ended December 29, 2024, the Company recognized an income tax expense of $47.5 million related to the impact of the Barbados corporate tax rate increase on the Company’s earnings in Barbados, and a deferred income tax expense of $10.9 million related to the impact of the tax rate increase on the remeasurement of deferred tax assets and liabilities in Barbados.
–During the second quarter of fiscal 2024, the Company became subject to the OECD’s Pillar Two global minimum tax regime, effective January 1, 2024, as a result of the enactment of the Global Minimum Tax Act in Canada. For the year ended December 29, 2024, the Company recognized a current tax expense of $33.0 million related to the top-up tax on the Company’s earnings in Barbados, resulting in an effective tax rate of 15% in Barbados. The top-up tax is levied on the Company’s subsidiaries in Barbados under Barbados’ domestic top-up tax legislation.

Significant components of the Company’s deferred income tax assets and liabilities relate to the following temporary differences and unused tax losses:

	December 29, 2024	December 31, 2023

Deferred income tax assets:
Non-capital losses	$138,615	$119,187
Non-deductible reserves and accruals	50,932	15,233
Property, plant and equipment	18,859	17,470
Lease liability	23,366	16,448
Intangible assets	—	6,737
Other items	10,183	10,202
	241,955	185,277
Unrecognized deferred income tax assets	(175,571)	(130,425)
Deferred income tax assets	$66,384	$54,852

Deferred income tax liabilities:
Right-of-use assets	$(20,726)	$(12,312)
Property, plant and equipment	(43,016)	(36,687)
Intangible assets	(9,472)	—
Deferred income tax liabilities	(73,214)	(48,999)
Deferred income taxes	$(6,830)	$5,853
18. INCOME TAXES (continued):
The details of changes to deferred income tax assets and liabilities were as follows:

	2024	2023

Balance, beginning of fiscal year, net	$5,853	$16,000

Recognized in the statements of earnings:
Non-capital losses	19,419	7,394
Non-deductible reserves and accruals	31,097	396
Property, plant and equipment	(4,727)	3,069
Right of use assets and lease liability	(1,539)	438
Intangible assets	(864)	3,310
Other	(1)	14
Impact of Barbados tax rate changes on the revaluation of deferred income tax assets and liabilities	(10,904)	—
Unrecognized deferred income tax assets	(45,146)	(24,768)
	(12,665)	(10,147)

Other	(18)	—
Balance, end of fiscal year, net	$(6,830)	$5,853

Deferred income tax assets and liabilities are presented in the statement of financial position as follows:

	December 29, 2024	December 31, 2023

Deferred income tax assets	$21,800	$23,971
Deferred income tax liabilities	28,630	18,118
Deferred income taxes	$(6,830)	$5,853

As at December 29, 2024, the Company has tax credits, capital and non-capital loss carryforwards, and other deductible temporary differences available to reduce future taxable income for tax purposes representing a tax benefit of approximately $175.6 million, for which no deferred tax asset has been recognized (December 31, 2023 - $130.4 million), because the criteria for recognition of the tax asset was not met. The tax credits and capital and non-capital loss carryforwards expire between 2027 and 2044. The recognized deferred tax asset related to loss carryforwards is supported by projections of future profitability of the Company.

The Company has unrecognized deferred income tax liabilities for the undistributed profits of subsidiaries operating in foreign jurisdictions, for which it currently has no intention to repatriate these profits. If expectations or intentions change in the future, the Company may be subject to an additional tax liability upon distribution of these earnings in the form of dividends or otherwise. As at December 29, 2024, a deferred income tax liability of approximately $78 million would result from the recognition of the taxable temporary differences of approximately $732 million.

The Company previously disclosed in its 2023 Annual Financial Statements that if Pillar Two legislation would have applied in 2023, the Company’s average effective tax rate would have been approximately 18% in 2023. However, for the year ended December 29, 2024, the Company’s effective tax rate was 22%, significantly higher than the proforma 2023 effective rate of 18%, due mainly to the impact of $82.7 million of charges incurred in Canada relating to the proxy contest, and leadership changes, which do not result in any tax benefit in Canada. In addition, the $10.9 million deferred income tax charge (relating to the remeasurement of deferred tax assets and liabilities) also increased the effective tax rate for fiscal 2024.